UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2008
PHYSICIANS FORMULA HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-33142 (Commission File Number)	23-0340099 (IRS Employer Identification No.)
1055 West 8th Street Azusa, California91702 (Address of principal executive offices, including Zip Code)
(626) 334-3395 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

Physicians Formula Holdings, Inc. (the “Company”) today announced that in light of the unanticipated change in the volume limitation under Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has terminated its Rule 10b5-1 trading plan with Deutsche Bank Securities, Inc., dated September 12, 2008.  The Rule 10b5-1 trading plan authorized daily share repurchases from September 12, 2008 through November 6, 2008 at varying prices, in accordance with the conditions of Rule 10b-18 under the Exchange Act, up to the maximum permitted under Rule 10b-18.  The Company gave notice of termination under the trading plan to Deutsche Bank Securities, Inc. on October 9, 2008, which notice will take effect on October 10, 2008.

The press release announcing the termination of the Rule 10b5-1 trading plan is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release issued October 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSICIANS FORMULA HOLDINGS, INC.

Date: October 10, 2008	By:	/s/ Joseph J. Jaeger
Name: Joseph J. Jaeger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued October 10, 2008.